Exhibit 99.1

INVESTOR PRESENTATION NOVEMBER 2018 0

DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “contemplate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2017. Except as required by law, we assume no obligation to update these forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Use of Non-GAAP Financial Measures The information provided herein includes certain non-GAAP financial measures. We believe that these non-GAAP financial measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the appendix of this presentation. Other • • • References to “we,” “us,” “our,” “FHI,” “FHB,” “Company,” and “First Hawaiian” refer to First Hawaiian, Inc. and its consolidated subsidiaries. Where appropriate, certain quarterly financial ratios are presented herein on an annualized basis. Unless otherwise noted, the FHI and peer financial information on slides 6-19 reflects data through Q2 2018 because the complete set of 1 Q3 2018 financial information for all peers used for comparative purposes was not available at the time this presentation was updated.

BNPP REDUCED STAKE TO 18.4%, MAJORITY BOARD INDEPENDENT FHB NO LONGER SUBJECT TO CCAR(1)

First Hawaiian, Inc.

	BNP Paribas Sold ~15% Ownership In First Hawaiian on August 1, 2018	BNP Paribas Sold ~15% Ownership In First Hawaiian on September 10, 2018
Overview & Highlights(2)	• BNP Paribas ("BNPP") sold 20.0mm common shares of FHI common stock in an underwritten public offering with a fixed public reoffer price • Concurrent with the offering, First Hawaiian completed a repurchase of ~1.8mm shares at an aggregate purchase price of ~$50mm • As a result of the offering and repurchase, BNPP's stake in First Hawaiian was reduced from 48.8% to approximately 33.3%	• BNPP sold 20.0mm common shares of FHI common stock in an underwritten public offering with a variable public reoffer price • As a result of the offering and repurchase, BNPP's stake in First Hawaiian was reduced from approximately 33.3% to 18.4% • BNPP entered into a 60-day lock-up agreement in connection with the offering
Other Significant Changes	• Majority of the members of the FHI board of directors independent as of August 1, 2018 • Two BNPP-nominated directors resigned from the board and two independent directors were appointed • Following the resignation of two of its designated directors, BNPP notified FHI that it would cease consolidating First Hawaiian's financial statements • As a result of the accounting deconsolidation, FHI is no longer included within the scope of BNP Paribas USA's capital plan for purposes of CCAR	• Following the closing of the transaction, a BNPP-nominated director resigned from the board and an independent director was appointed at the October board meeting • Six of the nine members of the FHI board of directors are independent

Source: Public filings
(1) Capital distributions remain subject to the supervision of the Federal Reserve, .
(2) First Hawaiian neither issued shares nor received any proceeds in connection with either offering.

2

STRONG CAPITAL DISTRIBUTION RECORD + Dividends • Since its IPO, First Hawaiian has returned $249mm to its stockholders in the form of dividends, or the equivalent of a ~7.8% cash-dividend return(1)(2) • Over that time, the quarterly dividend has increased twice (+20%) to $0.24 per quarter and we expect to be able to continue to increase our dividend as our earnings grow + Repurchases • First Hawaiian repurchased ~3mm shares from BNPP for an aggregate purchase price of ~$82mm concurrent with BNPP’s public offering on May 10, 2018 • First Hawaiian repurchased ~1.8mm shares from BNPP for an aggregate purchase price of ~$50mm concurrent with BNPP’s public offering on August 1, 2018 = Total Capital Distribution • Inclusive of the share repurchases, First Hawaiian has returned $381mm, or ~86% of earnings, to stockholders since its IPO and $230mm year-to-date(2) Source: Public filings (1) Calculated as the aggregate dividends paid per share since FHI’s initial public offering (“IPO”) completed in August 2016 divided by the IPO price. (2) Through October 31, 2018. 3

STRONG PERFORMANCE IN 3Q 2018

First Hawaiian, Inc.

3Q18 Highlights

- Strong loan production
- Significant reduction in rate sensitive public time deposits
- On track to achieve full year guidance on core efficiency ratio of ~48%
- Excellent asset quality
- Continued strong core profitability
- Strong capital levels, consistent capital distribution through dividends and opportunistic repurchases

Quarterly Results

($ in millions)		3Q 2018	2Q 2018	3Q 2017
Balance Sheet	Loans and Leases	$ 12,600	$ 12,638	$ 12,150
	Deposits	16,689	17,396	17,595
Core Income Statement(1)	Net Interest Income	$ 141.3	$ 141.4	$ 133.3
	Provisions	4.5	6.0	4.5
	Noninterest Income	47.4	49.8	47.0
	Noninterest Expense	88.5	91.0	84.2
	Net Income	**$ 70.8**	**$ 69.7**	**$ 57.0**
	Diluted EPS	**$ 0.52**	**$ 0.50**	**$ 0.41**
Core Operating Metrics(1)	Net Interest Margin	3.11 %	3.18 %	2.96 %
	Efficiency Ratio	46.9	47.6	46.7
	ROATA(2)	1.45	1.46	1.18
	ROATCE(2)	19.6	19.0	14.4
Credit / Capital	NCOs / Average Loans	0.12 %	0.13 %	0.13 %
	NALs / Total Loans	0.09	0.11	0.06
	CET1 / Tier 1	12.1	12.2	12.7

(1) Core measurements are non-GAAP financial measurements. Core excludes certain gains, expenses and one-time items. See non-GAAP reconciliations of core net income, core diluted EPS core efficiency ratio, and average tangible assets and average tangible stockholders' equity use to calculate core ratios in the appendix
(2) ROATA and ROATCE are non-GAAP financial measurements. A reconciliation to the comparable GAAP measurement is provided in the appendix.

4

KEY INVESTMENT HIGHLIGHTS 1 Best-in-class Financial Performance Leading Position in Attractive Market 2 3 High Quality Balance Sheet with Steady Growth Realized and Forecasted 4 Proven Through the Cycle Performance Consistently Increased Capital Return 5 6 Significant Catalysts for Enhanced Performance 5

BEST-IN-CLASS FRANCHISE

First Hawaiian, Inc.

Branch Presence


60 branches
Kauai
Niihau
Oahu
Honolulu
Molokai
Maui
Lanai
Kahoolawe
Hawaii Island
Saipan
Guam

Company Highlights

- ✓ Oldest and largest Hawaii-based bank
- ✓ Full service community bank with complete suite of products & services
- ✓ #1 deposit market share in Hawaii since 2004
- ✓ Largest Hawaii-based lender across all categories
- ✓ $13.3 bn assets under administration as of 2Q18
- ✓ Proven through the cycle and top quartile operating performance

Financial Overview – 2Q 2018 YTD ($ billions)

Market Cap	$ 3.9	Loans	$ 12.6
Assets	$ 20.5	Deposits	$ 17.4

NIM Δ Since 4Q 2015


47 bps
35 bps
FHB
Top Quartile(1)

Efficiency Ratio(2), (3)


47.7 %
51.2 %
FHB
Top Quartile(1)

ROATCE(2), (4)


18.7 %
16.9 %
FHB
Top Quartile(1)

Cost of Deposits


0.38 %
0.35 %
FHB
Top Quartile(1)

NALs / Loans


0.11 %
0.34 %
FHB
Top Quartile(1)

Dividend Yield


3.3%
2.6%
FHB
Top Quartile(1)

Source: Public filings and SNL Financial as of 21-Aug-2018
Note: Financial data as of 30-Jun-18. Market data as of 31-Aug-18. NIM change based on change from 4Q15 – 2Q18.
(1) Top quartile is based on public banks $10–$50bn in assets constituted as of 31-Dec-17; excludes merger targets.
(2) FHB Ratios shown as core. Core operating measures exclude certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix.
(3) Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix.
(4) ROATCE (return on average tangible common equity) is a non-GAAP financial measure. A reconciliation to the comparable GAAP measure is provided in the appendix.

6

HAWAII IS AN ATTRACTIVE MARKET WITH STRONG ECONOMIC BACKDROP

First Hawaiian, Inc.

The Hawaii economy has remained steady through economic cycles and maintains a favorable outlook

Real GDP ($ billion)



CAGR: 1.5%
$74.2
$75.5
$76.6
$77.8
$78.9
2016A
2017A
2018E
2019E
2020E

GDP by Industry (2017)



Transportation & Warehousing 5%
Tourism accounts for ~19% of Hawaii GDP(1)
Government 20%
Other 15%
Construction 6%
Real Estate 20%
Retail Trade 7%
Healthcare & Education 8%
Professional 9%
Entertainment 10%

Population (000s)



'18-'23 Projected HHI Change: 11.7%
4-year Change: 1.6%
1,429
1,428
1,435
1,443
1,452
2016A
2017A
2018E
2019E
2020E

Unemployment



September 2018: 2.2%
Bps Δ: 340bps
6.0 %
4.9 %
4.4 %
3.6 %
3.0 %
2.6 %
2012A
2013A
2014A
2015A
2016A
2017A

Housing Price Index (Year End)



CAGR: 6.2%
100
108
114
122
127
2013A
2014A
2015A
2016A
2017A

Visitor Expenditures ($ billion)



CAGR: 5.4%
$15.9
$16.9
$18.4
$19.0
$19.6
2016A
2017A
2018E
2019E
2020E
Visitor Arrivals (mm) 8.9 9.4 9.9 10.1 10.3

Source: Hawaii Department of Business, Economic Development & Tourism, Bureau of Labor Statistics, Bureau of Economic Analysis, Federal Housing Finance Agency, and SNL Financial as of 22-Oct-18

Note: Real GDP adjusts nominal GDP to 2009 dollars. Unemployment and housing index are shown as seasonally adjusted.

(1) Based on $16.9bn of 2017 visitor spending according to Hawaii Department of Business, Economic Development and Tourism.

7

THE CLEAR LEADER IN HAWAII

First Hawaiian, Inc.

The banking market in Hawaii is dominated by local banks with the top 6 banks accounting for ~97% of deposits; First Hawaiian is the clear leader among its Hawaii banking peers based on size and operating performance

	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Branches	60[(1)]	69	49	35	29	13
FTEs	2,189	2,173	1,138	820	275	169
Assets ($bn)	$20.5	$17.1	$7.0	$5.7	$2.0	$0.6
Loans ($bn)	12.6	10.1	4.8	3.9	1.5	0.4
Deposits ($bn)	17.4	14.9	6.2	5.0	1.7	0.6
2Q18 YTD ROATCE	18.7%[(2),(3)]	18.2%	15.2%	11.8%	8.4%	4.1%
2Q18 YTD ROATA	1.44[(2),(3)]	1.30	1.17	1.02	0.98	0.37



Loan Portfolio
Commercial
Commercial RE
Residential RE
Consumer & Other
13%
26%
34%
27%
12%
13%
23%
52%
6%
12%
19%
63%
12%
13%
28%
47%
2%
98%
1%
32%
28%
39%
Deposit Portfolio
Transaction Accounts
Savings / MMDA
Time Deposits
22%
34%
44%
11%
53%
36%
7%
12%
81%
23%
13%
64%
23%
17%
60%
7%
11%
82%

Hawaii Deposits	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Rank	#1	#2	#3	#4	#5	#6
Share	35.8%	31.1%	13.8%	11.1%	3.7%	1.3%

Sources: SNL Financial, FDIC and company filings
Note: Balance sheet and income statement data as of 30-Jun-18. Loan and deposit portfolio mix based on regulatory filings as of 30-Jun-18. Deposit market share and branches as of 30-Jun-18.
(1) First Hawaiian branch data as of 21-Aug-18.
(2) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non-GAAP financial measures. Reconciliations to the comparable GAAP measures are provided in the appendix.
(3) FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one-time items. See reconciliation of core net income to the comparable GAAP measure in the appendix.

8

STRONG PERFORMANCE THROUGH THE CYCLE Consistent Deposit Growth ($bn) Steady, Balanced Loan Growth ($bn) 2Q18 Cost of Deposits: 0.38% $17.4 $12.6 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 2Q18 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 2Q18 Through the Cycle Credit Performer Strong Expense Mgmt. Culture(1) Consistent Record of Profitability(1) 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% Efficiency Ratio ROATCE(2) 63.4% 65.0% 20.0% Loans + OREO 18.7% 18.0% 60.0% % 16.0% 55.0% 14.0% % 50.0% 46.7% % 12.0% 45.0% 10.0% % 40.0% 8.0% '11 '12 '13 '14 '15 '16 '17 2Q18 YTD '11 '12 '13 '14 '15 '16 '17 2Q18 YTD First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial as of 21-Aug-18 Note: Financial data as of 30-Jun-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. (1) FHB ratios shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) ROATCE (return on average tangible common equity) is a non-GAAP financial measure. A reconciliation to the comparable GAAP measure is provided in the appendix. 9 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 2Q18 61.7% 57.0 50.2% 47.7 14.9% 12.0%14.6% 12.1% 11.3% 9.7% 3.00%NPAs + 90s / 0.76% 0.63%0.60 0.16% 0.13 $6.5 $9.1

CONSISTENT TRACK RECORD OF STRONG PROFITABILITY

First Hawaiian, Inc.

Consistent Earnings

Consistent Core Earnings ($mm)(1)



CAGR: 2.5%
$ 198
$ 197
$ 205
$ 202
$ 196
$ 217
$ 230
$ 114
$ 138
2011
2012
2013
2014
2015
2016
2017
2Q17
2Q18
Year Ended December 31
YTD

Low Earnings Volatility(1),(2)



5.5 %
8.5 %
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Peer Leading Profitability

ROATA(1),(3)



1.50%
1.25%
1.00%
0.75%
1.39%
1.30%
1.31%
1.22%
1.10%
1.18%
1.22%
1.44%
1.32%
0.87%
1.03%
1.09%
1.07%
1.05%
1.06%
1.01%
2011
2012
2013
2014
2015
2016
2017
2Q18 YTD
Year Ended December 31

ROATCE(1),(3)



20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
12.0%
11.8%
12.3%
11.8%
11.3%
13.8%
14.9%
18.7%
14.6%
9.7%
10.9%
12.1%
11.2%
11.5%
11.6%
11.3%
2011
2012
2013
2014
2015
2016
2017
2Q18 YTD
Year Ended December 31

First Hawaiian, Inc. — Public U.S. Banks with $10-$50bn of Assets

Source: Public filings and SNL Financial , as of 21-Aug-18
Note: Financial data as of 30-Jun-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets.
(1) FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix.
(2) Volatility of earnings calculated as the standard deviation in the change in earnings between 2011-2017.
(3) ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable GAAP measures is provided in the appendix.

10

ONGOING CAPITAL DISTRIBUTION WITH FUTURE OPPORTUNITIES[1]

First Hawaiian, Inc.

Robust Capital Position



Tier 2
NCT1
CET 1
13.2%
1.0 %
12.2 %
13.2%
1.1 %
12.1 %
13.8%
1.6 %
0.5 %
11.7 %
FHI Q2
FHI Q3 [4]
Public U.S. Banks with $10-$50bn of Assets

Tier 1 Leverage	8.6%	8.4%	9.8%

Attractive Dividend Yield[3]



3.3%
2.0%
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Dividend Payout Ratio [2]	48%	35%

Dividend Per Share



10%
9%
$0.20
$0.22
$0.22
$0.22
$0.22
$0.24
$0.24
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2

Source: Public filings and SNL Financial as of 21-Aug-18
Note: Financial data as of 30-Jun-18. $10–$50bn banks constituted as of 31-Dec-17, excludes merger targets. Percentages may not total due to rounding.
(1) Dividends and share repurchases are subject to approval of FHI's board of directors, future capital needs and regulatory approvals.
(2) FHB dividend payout ratio based on 2Q18 core earnings and a $0.24 per share cash dividend.
(3) Dividend yield (MRQ) based on 2Q 2018 declared dividend of $0.24 and market data as of 31-Aug-18.
(4) Reported capital ratio as of 9/30/18.

11

BALANCE SHEET POSITIONED FOR NIM IMPROVEMENT IN RISING RATE ENVIRONMENT

First Hawaiian, Inc.

Improving NIM



3.50 %
3.00 %
2.50 %
2.00 %
1.50 %
1.00 %
0.50 %
– %
2.92 %
3.04 %
3.02 %
3.15 %
3.18 %
3.22 %
3.23 %
3.29 %
3.47 %
3.58 %
2.77 %
2.88 %
2.87 %
2.99 %
3.00 %
3.02 %
2.96 %
2.99 %
3.13 %
3.18 %
$ 117
$ 120
$ 123
$ 131
$ 129
$ 131
$ 133
$ 135
$ 140
$ 141
0.16 %
0.16 %
0.16 %
0.17 %
0.18 %
0.21 %
0.28 %
0.31 %
0.35 %
0.40 %
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
Net Int Inc.
Earning Asset Yield
Cost of Deposits
NIM

Positioned for Rising Rates

- ~ 35% of loan portfolio indexed to 1 or 3 month Libor
- Reduced high-beta public time deposits by $780mm, or 40%, on a YTD basis
- Hawaii has experienced lower deposit costs and had a lower deposit beta in the last rate cycle



NII Benefit From Rate Hike(1)
11.0 %
5.6 %
6.4 %
3.9 %
4.1 %
2.2 %
NII Sensitivity +200bps
NII Sensitivity +100bps
Static B/S
Dynamic B/S
Public U.S. Banks with $10-$50bn of Assets
First Hawaiian, Inc.

Source: Public filings and SNL Financial as of 21-Aug-18
Note: $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets.
(1) Sensitivity results from 30-Jun-18 regulatory filings. FHB results based on instantaneous shift in rates; $10-$50bn bank average results on an as reported basis (includes both instantaneous and gradual rate shock scenarios based on reporting).

12

APPENDIX 13

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full service community bank focused on building relationships with our customers

Commercial Lending

- Largest commercial lender in Hawaii
- 52 commercial bankers[2]
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- #1 deposit market share in Hawaii (35.8%)[1]
- Retail deposit products offered through branch, online, mobile, direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

First Hawaiian, Inc.

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 167,000 accounts with more than $2.1bn annual spend[2]
- Consumer, small businesses, and commercial cards
- Issuer of both Visa and MasterCard

Wealth Management

- $13.3 bn of AUA[3] and 44 financial advisors[2]
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 6,000 terminals processed ~47.7mm transactions in 2017
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-18.
(2) As of 31-Dec-17.
(3) As of 30-Jun-18.

14

GROWING, LOW-COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low-cost deposit base Consistent Deposit Growth ($bn) Deposit Portfolio Composition (2Q18) ~14% of Total Deposits are Public Deposits Public $17.6 $17.4 Time 10% Ti e Demand 34% Money Market 16% Savings 24% Public Savings 4% Deposits: $17.4bn 2Q18 YTD Deposit Cost: 0.38% Best-in-Class Cost of Deposits 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.87% – % '05'06'07'08 '09'10'11'12'13'14'15 '16 '17 2Q18 '05'06'07'08'09'10'11'12'13'14'15'16'17 2Q18 YTD Year Ended December 31 Year Ended December 31, First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 15 Source: Public filings and SNL Financial, as of 21-Aug-18 Note: Financial data as of 30-Jun--18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. 2.94% 1.70%1.92% 0.51% 0.38% $16.8 $16.1 $14.7 $13.6 $12.9 $12.2 $10.5 $10.2 $9.4 $8.6 $8.9 $9.1

STEADY ORGANIC GROWTH AND BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio with attractive forward growth opportunities Steady Loan Growth ($bn) Balanced Loan Portfolio (2Q18) $12.6 Consum r & Other 13% $12.3 Commercial 26% RE 34% mercial RE 27% Loans: $12.6bn 2Q18 YTD Loan Yield: 4.12% Growth in All Categories (2013FY – 2Q18 CAGR) '05'06'07'08'09'10'11'12'13'14'15 '16'17 2Q18 Year Ended December 31, Loans / Deposits 70% 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 73% 16 Note: Financial data as of 30-Jun-18 6.5% 9.1%9.6% 1.9% 7.4 % Total CommercialCommercial Residential REConsumer RE $11.5 $10.7 $10.0 $9.5 $9.0 $8.3 $8.3 $8.0 $6.5 $6.4 $7.9 $6.0 Well positioned to serve clients during the financial crisis

PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management NCOs / Average Loans NPAs + 90s / Loans + OREO 1.50% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 1.00% 0.50% % % % % 0.00% '06'07'08'09'10'11'12'13'14 '15'16'17 2Q18 '06 '07'08'09'10'11'12'13'14'15 '16 '17 2Q18 YTD Year Ended December 31 Year Ended December 31 Reserves / Loans Reserves / Non-Accrual Loans 2.50% 75.0x 20.0x 2.00% x 1.50% % 10.0x 1.00% % 0.50% 0.0x '06'07'08'09'10'11'12'13'14 '15'16'17 2Q18 '06 '07'08'09'10'11'12'13'14'15'16 '17 2Q18 Year Ended December 31 Year Ended December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 17 Source: Public filings and SNL Financial, available as of 21-Aug-18 Note: Financial data as of 30-Jun-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets. 71.4x 10.2 3.2x1.7x 2.15% 1.43%1.45% 1.11 1.19% 0.84 3.00% 0.76% 0.63%0.60 0.16%0.13 1.17% 0.73% 0.21%0.14 0.13%0.13

OPERATING LEVERAGE THROUGH PRUDENT EXPENSE MANAGEMENT

First Hawaiian, Inc.

Well Managed Core Noninterest Expense ($mm)(1),(2)



CAGR: 1.5%
$ 312
$ 301
$ 296
$ 304
$ 327
$ 331
$ 342
46.7%
46.8%
46.4%
47.9%
50.2%
47.9%
47.0%
47.5%
47.7%
$ 172
$ 181
'11
'12
'13
'14
'15
'16
'17
2Q17
2Q18
Year Ended December 31,
YTD
Core Noninterest Expense
Efficiency Ratio

Driving Future Operating Leverage

- Improving margins and benefit from rising rates
- Additional operating capacity
- Scalable fee businesses
- Close management of expenses through transition

Noninterest Expense / Average Assets(1)



3.50%
3.00%
2.50%
2.00%
1.50%
3.01%
3.00%
2.93%
2.69%
2.57%
2.49%
2.51%
2.43%
2.04%
1.87%
1.78%
1.74%
1.74%
1.71%
1.71%
1.80%
2011
2012
2013
2014
2015
2016
2017
2Q18 YTD
Year Ended December 31,

Efficiency Ratio(1),(2)



65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
61.7%
62.2%
63.4%
63.2%
61.3%
59.9%
58.3%
57.0%
46.7%
46.8%
46.4%
47.9%
50.2%
47.9%
47.0%
47.7%
2011
2012
2013
2014
2015
2016
2017
2Q18 YTD
Year Ended December 31,
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Source: Public filings and SNL Financial, as of 21-Aug-18

Note: Financial data as of 30-Jun-18. $10–$50bn banks constituted as of 31-Dec-17; excludes merger targets.

(1) FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix.

(2) Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix.

18

HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta(¹) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 6.00% 5.50% 5.00% 4.50% 4.00% 3.50% 3.00% 2.50 % ent Funding Advantage 2.00% 1.74% 1.50% 1.00% 0.54% 0.39% 0.50% 0.00% 2004 2005 20062007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Hawaii Banks² U.S. Banks³ Fed Funds Source: SNL Financial and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. Deposit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 2Q18 cost of deposits based on public company reported information. 2Q18 excludes private companies and undisclosed public company information. (3) Includes all U.S. bank holding companies excluding Hawaii-based banks. 2Q18 cost of deposits based on public company reported information. 2Q18 excludes private companies and undisclosed public company information. 19 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 5.25% 3.34% 137bps Funding15bps Curr Advantage 1.97%

GAAP TO NON-GAAP RECONCILIATION We present net interest income, noninterest income, noninterest expense, net income, earnings per share and the related ratio s described below, on an adjusted, or ‘‘core,’’ basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items inc luded in our operating results. Core net interest margin, core return on average total assets and core return on average total stockholders’ equity are non -GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core return on a verage total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net in come to average stockholders’ equity. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible as sets, core return on average tangible assets, tangible stockholders’ equity to tangible assets and tangible book value per share are non -GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculate d by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effect ively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average tota l assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equ ity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excludin g) amounts related to our goodwill. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. We believe that these core measures provide useful information about our operating results and enhance the overall understand ing of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as repo rted under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The following tables provide a reconciliation of these non-GAAP financial measures with their most closely related GAAP measures. 20

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended September 30, 2018	June 30, 2018	September 30, 2017	For the Nine Months Ended September 30, 2018	September 30, 2017
Income Statement Data:					
Net income	$ 67,388	$ 69,053	$ 58,363	$ 204,399	$ 171,998
Average total stockholders' equity	$ 2,427,907	$ 2,466,392	$ 2,564,563	$ 2,464,601	$ 2,527,435
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$ 1,432,415	$ 1,470,900	$ 1,569,071	$ 1,469,109	$ 1,531,943
Average total assets	$ 20,391,456	$ 20,121,504	$ 20,109,090	$ 20,306,833	$ 19,858,184
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$ 19,395,964	$ 19,126,012	$ 19,113,598	$ 19,311,341	$ 18,862,692
Return on average total stockholders' equity[1]	11.01 %	11.23 %	9.03 %	11.09 %	9.10 %
Return on average tangible stockholders' equity (non-GAAP)[1]	18.66 %	18.83 %	14.76 %	18.60 %	15.01 %
Return on average total assets[1]	1.31 %	1.38 %	1.15 %	1.35 %	1.16 %
Return on average tangible assets (non-GAAP)[1]	1.38 %	1.45 %	1.21 %	1.42 %	1.22 %
Average stockholders' equity to average assets	11.91 %	12.26 %	12.75 %	12.14 %	12.73 %
Tangible average stockholders' equity to tangible average assets (non-GAAP)	7.39 %	7.69 %	8.21 %	7.61 %	8.12 %

(1) Annualized for the three months and nine months ended September 30, 2018 and 2017 and three months ended June 30, 2018

	As of September 30, 2018	As of June 30, 2018	As of December 31, 2017	As of September 30, 2017
Balance Sheet Data:				
Total stockholders' equity	$ 2,423,462	$ 2,459,175	$ 2,532,551	$ 2,581,858
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$ 1,427,970	$ 1,463,683	$ 1,537,059	$ 1,586,366
Total assets	$ 19,983,838	$ 20,479,719	$ 20,549,461	$ 20,565,627
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$ 18,988,346	$ 19,484,227	$ 19,553,969	$ 19,570,135
Shares outstanding	134,873,728	136,642,060	139,588,782	139,586,282
Total stockholders' equity to total assets	12.13 %	12.01 %	12.32 %	12.55 %
Tangible stockholders' equity to tangible assets (non-GAAP)	7.52 %	7.51 %	7.86 %	8.11 %
Book value per share	$ 17.97	$ 18.00	$ 18.14	$ 18.50
Tangible book value per share (non-GAAP)	$ 10.59	$ 10.71	$ 11.01	$ 11.36

21

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended September 30, 2018	June 30, 2018	September 30, 2017	For the Nine Months Ended September 30, 2018	2017
Net interest income	$ 141,258	$ 141,403	$ 133,319	$ 422,333	$ 393,918
Core net interest income (non-GAAP)	$ 141,258	$ 141,403	$ 133,319	$ 422,333	$ 393,918
Noninterest income	$ 47,405	$ 49,797	$ 49,664	$ 145,902	$ 151,281
Gains on sale of real estate	—	—	(2,667)	—	(2,667)
Core noninterest income (non-GAAP)	$ 47,405	$ 49,797	$ 46,997	$ 145,902	$ 148,614
Noninterest expense	$ 93,147	$ 91,865	$ 84,784	$ 275,599	$ 257,704
Loss on litigation settlement(1)	(4,125)	—	—	(4,125)	—
One-time items(2)	(511)	(914)	(543)	(1,832)	(1,384)
Core noninterest expense (non-GAAP)	$ 88,511	$ 90,951	$ 84,241	$ 269,642	$ 256,320
Net income	$ 67,388	$ 69,053	$ 58,363	$ 204,399	$ 171,998
Gains on sale of real estate	—	—	(2,667)	—	(2,667)
Loss on litigation settlement(1)	4,125	—	—	4,125	—
One-time items(2)	511	914	543	1,832	1,384
Tax adjustments(3)	(1,206)	(247)	801	(1,559)	488
Total core adjustments	3,430	667	(1,323)	4,398	(795)
Core net income (non-GAAP)	$ 70,818	$ 69,720	$ 57,040	$ 208,797	$ 171,203
Core basic earnings per share (non-GAAP)	$ 0.52	$ 0.51	$ 0.41	$ 1.52	$ 1.23
Core diluted earnings per share (non-GAAP)	$ 0.52	$ 0.50	$ 0.41	$ 1.52	$ 1.23
Basic earnings per share	$ 0.50	$ 0.50	$ 0.42	$ 1.48	$ 1.23
Diluted earnings per share	$ 0.50	$ 0.50	$ 0.42	$ 1.48	$ 1.23

(1) The Company reached an agreement in principle to resolve a putative class action lawsuit alleging that the Bank improperly charged certain overdraft fees. In connection with the anticipated settlement agreement, the Company recorded an expense of approximately $4.1 million during the three and nine months ended September 30, 2018

(2) One-time items include the loss on our funding swap as a result of a decrease in the conversion rate of our Visa Class B restricted shares sold in 2016 as well as public offering related costs

(3) Represents the adjustments to net income, tax effected at the Company's effective tax rate for the respective period.

22

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended June 30, 2018	March 31, 2018	June 30, 2017	For the Six Months Ended June 30, 2018	2017
Income Statement Data:					
Net income	$ 69,053	$ 67,958	$ 56,895	$ 137,011	$ 113,635
Average total stockholders' equity	$ 2,466,392	$ 2,500,299	$ 2,528,388	$ 2,483,252	$ 2,508,564
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$ 1,470,900	$ 1,504,807	$ 1,532,896	$ 1,487,760	$ 1,513,072
Average total assets	$ 20,121,504	$ 20,407,718	$ 19,692,222	$ 20,263,820	$ 19,730,651
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$ 19,126,012	$ 19,412,226	$ 18,696,730	$ 19,268,328	$ 18,735,159
Return on average total stockholders' equity[1]	11.23 %	11.02 %	9.03 %	11.13 %	9.13 %
Return on average tangible stockholders' equity (non-GAAP)[1]	18.83 %	18.32 %	14.89 %	18.57 %	15.14 %
Return on average total assets[1]	1.38 %	1.35 %	1.16 %	1.36 %	1.16 %
Return on average tangible assets (non-GAAP)[1]	1.45 %	1.42 %	1.22 %	1.43 %	1.22 %
Average stockholders' equity to average assets	12.26 %	12.25 %	12.84 %	12.25 %	12.71 %
Tangible average stockholders' equity to tangible average assets (non-GAAP)	7.69 %	7.75 %	8.20 %	7.72 %	8.08 %

(1) Annualized for the three months and six months ended June 30, 2018 and 2017 and three months ended March 31, 2018

	As of June 30, 2018	As of March 31, 2018	As of December 31, 2017	As of June 30, 2017
Balance Sheet Data:				
Total stockholders' equity	$ 2,459,175	$ 2,520,862	$ 2,532,551	$ 2,552,602
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$ 1,463,683	$ 1,525,370	$ 1,537,059	$ 1,557,110
Total assets	$ 20,479,719	$ 20,242,942	$ 20,549,461	$ 20,373,974
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$ 19,484,227	$ 19,247,450	$ 19,553,969	$ 19,378,482
Shares outstanding	136,642,060	139,601,123	139,588,782	139,546,615
Total stockholders' equity to total assets	12.01 %	12.45 %	12.32 %	12.53 %
Tangible stockholders' equity to tangible assets (non-GAAP)	7.51 %	7.93 %	7.86 %	8.04 %
Book value per share	$ 18.00	$ 18.06	$ 18.14	$ 18.29
Tangible book value per share (non-GAAP)	$ 10.71	$ 10.93	$ 11.01	$ 11.16

23

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended June 30, 2018	For the Three Months Ended March 31, 2018	For the Three Months Ended June 30, 2017	For the Six Months Ended June 30, 2018	For the Six Months Ended June 30, 2017
Net interest income	$ 141,403	$ 139,672	$ 131,254	$ 281,075	$ 260,599
Core net interest income (non-GAAP)	$ 141,403	$ 139,672	$ 131,254	$ 281,075	$ 260,599
Noninterest income	$ 49,797	$ 48,700	$ 50,558	$ 98,497	$ 101,617
Core noninterest income (non-GAAP)	$ 49,797	$ 48,700	$ 50,558	$ 98,497	$ 101,617
Noninterest expense	$ 91,865	$ 90,587	$ 86,929	$ 182,452	$ 172,920
One-time items (1)	(914)	(407)	(457)	(1,321)	(841)
Core noninterest expense (non-GAAP)	$ 90,951	$ 90,180	$ 86,472	$ 181,131	$ 172,079
Net income	$ 69,053	$ 67,958	$ 56,895	$ 137,011	$ 113,635
One-time items (1)	914	407	457	1,321	841
Tax adjustments (2)	(247)	(106)	(171)	(353)	(313)
Total core adjustments	667	301	286	968	528
Core net income (non-GAAP)	$ 69,720	$ 68,259	$ 57,181	$ 137,979	$ 114,163
Core basic earnings per share (non-GAAP)	$ 0.51	$ 0.49	$ 0.41	$ 0.99	$ 0.82
Core diluted earnings per share (non-GAAP)	$ 0.50	$ 0.49	$ 0.41	$ 0.99	$ 0.82
Basic earnings per share	$ 0.50	$ 0.49	$ 0.41	$ 0.99	$ 0.81
Diluted earnings per share	$ 0.50	$ 0.49	$ 0.41	$ 0.99	$ 0.81

(1) One-time items include the loss on our funding swap as a result of a decrease in the conversion rate of our Visa Class B restricted shares sold in 2016 as well as public offering related costs

(2) Represents the adjustments to net income, tax effected at the Company's effective tax rate for the respective period.

24

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	As of and for the Twelve Months Ended December 31, 2017	2016	2015	2014	2013	2012	2011
Net Income	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Basic EPS	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Diluted EPS	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Average Total Stockholders' Equity	$ 2,538.3	$2,568.2	$2,735.8	$2,698.4	$2,667.4	$2,664.2	$2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$ 1,542.8**	**$1,572.7**	**$1,740.3**	**$1,702.9**	**$1,672.0**	**$1,668.7**	**$1,645.1**
Total Stockholders' Equity	2,532.6	2,476.5	2,736.9	2,675.0	2,651.1	2,654.2	2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$ 1,537.1**	**$1,481.0**	**$1,741.4**	**$1,679.5**	**$1,655.6**	**$1,658.7**	**$1,681.9**
Average Total Assets	19,942.8	19,334.7	18,785.7	17,493.2	16,653.6	16,085.7	15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$ 18,947.3**	**$18,339.2**	**$17,790.2**	**$16,497.7**	**$15,658.1**	**$15,090.2**	**$14,251.3**
Total Assets	20,549.5	19,661.8	19,352.7	18,133.7	17,118.8	16,646.7	15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$ 19,554.0**	**$18,666.3**	**$18,357.2**	**$17,138.2**	**$16,123.3**	**$15,651.2**	**$14,843.9**
Return on Average Total Stockholders' Equity	7.24%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Return on Average Tangible Stockholders' Equity (non-GAAP)	**11.91%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Return on Average Total Assets	0.92	1.19	1.14	1.24	1.29	1.31	1.31
Return on Average Tangible Assets (non-GAAP)	**0.97%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**

Note: Totals may not sum due to rounding.

25

GAAP TO NON-GAAP RECONCILIATION - ANNUAL For the Fiscal Year Ended December 31, (Dollars in millions, except per share data) 2017 2016 2015 2014 2013 2012 2011 $ 528.8 Net Interest Income $491.7 $461.3 $443.8 $439.0 $447.5 $470.0 Accounting Change (ASC 310 Adjustment) – – – – (4.3) – – Early Buyout on Lease – – – (3.1) – – – Early Loan Termination(2) – – (4.8) – – – – Noninterest Income(1) $ 205.6 $226.0 $219.1 $216.0 $214.4 $219.1 $200.2 Gain on Sale of Securities – (4.6) (7.7) – (0.2) (16.7) (1.7) Gain on Sale of Stock (Visa/MasterCard) – (22.7) (4.6) (20.8) (11.1) – – Gain on Sale of Bank Properties (6.9) – (3.4) – (0.4) (6.4) – – Other Adjustments(2),(3) – (7.5) – – – (0.9) $ 347.6 Noninterest Expense(1) $337.3 $327.3 $304.4 $296.7 $301.9 $311.7 Non-Recurring Items(4) (5.5) (6.2) – – (0.7) (0.7) – Net Income $ 183.7 $230.2 $213.8 $216.7 $214.5 $211.1 $199.7 Accounting Change (ASC 310 Adjustment) – – – – (4.3) – – Early Buyout on Lease – – – (3.1) – – – Early Loan Termination – – (4.8) – – – – Gain on Sale of Securities – (4.6) (7.7) – (0.2) (16.7) (1.7) Gain on Sale of Stock (Visa/MasterCard) – (22.7) (4.6) (20.8) (11.1) – – (6.9) Gain on Sale of Real Estate – (3.4) – (0.4) (6.4) – – Other Adjustments(2),(3) – (7.5) – – – (0.9) 5.5 Non-Recurring Items(4) 6.2 – – 0.7 0.7 – Tax reform Bill 47.6 – – – – – – Tax Adjustments(5) 0.6 8.0 10.6 8.9 5.8 8.1 1.0 Total Core Adjustments 46.7 (13.1) (17.5) (15.0) (9.5) (14.3) (1.7) Note: Totals may not sum due to rounding. (1) (2) (3) (4) (5) Noninterest income and expenses prior to 2017 have been revised from the amounts previously reported to reflect the reclassifications described in the footnote to Table 1 of the fourth quarter 2017 earnings release. Adjustments that are not material to our financial results have not been presented for certain periods. Other adjustments include a one-time MasterCard signing bonus and a recovery of an investment that was previously written down. Includes salaries and benefits stemming from the 2017 tax reform bill and non-recurring public company transition costs. Represents the adjustments to net income, tax effected at the Company’s effective tax rate, exclusive of one-time tax reform bill expense, for the respective period. 26 Core Net Income (Non-GAAP)$ 230.4 $217.1$196.3$201.6$205.0$196.7$198.0 Core Basic EPS (Non-GAAP)$ 1.65$1.56$1.41$1.45$1.47$1.57$1.79 Core Diluted EPS (Non-GAAP)$ 1.65$1.56$1.41$1.45$1.47$1.57$1.79 Core Noninterest Expense (Non-GAAP)$ 342.1$331.1$327.3$304.4$296.0$301.2$311.7 Core Noninterest Income (Non-GAAP)$198.7 $198.8$195.9$195.1$202.7$196.0$197.6 Core Net Interest Income (Non-GAAP)$ 528.8$491.7$456.5$440.7$434.7$447.5$470.0